UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    04/22/2005

THE DIRECTV GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

1-31945

(Commission File Number)

DE	52-1106564
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2250 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Item 2.01  Completion of Acquisition or Disposition of Assets

Item 2.05  Costs Associated with Exit or Disposal Activities

Item 2.06  Material Impairments

On April 22, 2005, The DIRECTV Group, Inc., a Delaware corporation (“DIRECTV Group,” or “DTVG,” or “we”), completed previously announced transactions by which Hughes Network Systems, Inc., a Delaware corporation (the “Company”) and wholly-owned subsidiary of DIRECTV Group, contributed substantially all of its assets and liabilities and a portion of the Company’s SPACEWAY Ka-band satellite communications platform that is under development to Hughes Network Systems, LLC, a Delaware limited liability company (“HNS LLC”) in exchange for $190.7 million in cash, which represents the stated purchase price of $201.0 million less an estimated purchase price adjustment of $10.3 million and 100% of the equity interests of HNS LLC.  Subsequently, 50% of the equity interests in HNS LLC was sold to SkyTerra Communications, Inc., a Delaware corporation (“SkyTerra”), in exchange for $50.0 million in cash and 300,000 shares of common stock of SkyTerra. The Company was also reimbursed by HNS LLC for certain costs related to the transactions in the amount of approximately $5.0 million. The price paid by HNS LLC is subject to further adjustment in accordance with the Contribution Agreement as defined below. We refer to these transactions collectively as the “HNS Transactions.” The HNS Transactions were completed pursuant to the Contribution and Membership Interest Purchase Agreement (the “Contribution Agreement”) among the DIRECTV Group, SkyTerra, the Company and HNS LLC, which agreement is included as Exhibit 10.2 to this report and is incorporated herein by reference.  Immediately after the HNS Transactions, the Company changed its name to “DTV Network Systems, Inc.”

As part of the HNS Transactions, an Amended and Restated Limited Liability Company Agreement of HNS LLC (“LLC Agreement”) has been executed by the Company and SkyTerra effective as of April 22, 2005.  Under the terms of the LLC Agreement, two classes of units of LLC interests are established:  Class A Units are voting units granted to investors in HNS LLC in exchange for money or other property, and Class B Units are non-voting units and shall be granted to certain persons as determined by the managing member of HNS LLC in exchange for the performance of services.  As of the date of the LLC Agreement, each of the Company and SkyTerra owns 50% of the outstanding Class A Units of HNS LLC.

Under the LLC Agreement, SkyTerra is designated as the managing member with full responsibility for the day-to-day operations, business and affairs of HNS LLC and will be paid a quarterly management fee of $250,000 for its services during the first twelve quarters following the closing date of the HNS Transactions.  A seven member board of managers is established comprised of three members designated by SkyTerra, three members designated by the Company and one member to be jointly appointed by SkyTerra and the Company.  Each of SkyTerra and the Company shall be entitled to designate 3 members for election to the board of managers so long as they and their permitted transferees retain in the aggregate 25% of the equity interests of HNS LLC.

Certain major business decisions by HNS LLC, which are defined in more detail in the LLC Agreement, require the consent of a majority of the board of managers (not including the manager jointly appointed by SkyTerra and the Company), including:

•      incurring debt or guarantee obligations in excess of $10.0 million;

•      except with respect to any drag-along rights pursuant to the Investor Rights Agreement (as defined below), entering into mergers, consolidations or other significant transactions, including any proposed initial public offering by HNS LLC, acquisitions, joint ventures, dispositions or equity investments in third parties (where such equity investments are in excess of $2.5 million in the aggregate);

•      hiring or terminating senior executive officers, determining the financial terms of their employment and approving plans to issue non-voting units to employees, officers and members of the board of managers;

•      approving the annual operating budget of HNS LLC and changing accounting policies;

•      replacing the managing member; and

•      making any loans, advances, guarantees and similar transactions to any member of the board of managers or their affiliates.

Neither the DIRECTV Group nor the Company is required to make additional capital contributions or to provide new guarantees, collateral or any like support for the debts, obligations or contracts of HNS LLC.

The LLC Agreement contains other terms and conditions customary in such agreements.  The description above is qualified in its entirety by reference to the full text of the LLC Agreement which is filed herewith as Exhibit 10.1 and is incorporated herein by reference and to the full text of the Contribution Agreement.

On April 22, 2005, pursuant to the Contribution Agreement, the Company also entered into an investor rights agreement (the “Investor Rights Agreement”) with SkyTerra and HNS LLC. Under the terms of the Investor Rights Agreement, as holders of Class A units of HNS LLC, the Company and SkyTerra have certain customary tag along rights, drag-along rights, registration rights and other related rights, with respect to sales of those units. Each of the Company and SkyTerra has the right after five years from the closing date of the HNS Transactions to request up to five demand registrations each for underwritten public offerings of $50.0 million or more of the membership interests or other equity interests of HNS LLC. However, HNS LLC is only required to effect one registration in any six-month period. In addition, if HNS LLC becomes eligible to file a shelf registration statement with the Securities and Exchange Commission for its equity interests, each of the Company and SkyTerra will have the right to register sales of the equity interests of HNS LLC owned by them in amounts of $10.0 million or more. HNS LLC has agreed to indemnify the investors in connection with any registered transactions and pay for certain costs of registration.

The Investor Rights Agreement contains other terms and conditions customary in such agreements.  The description above is qualified in its entirety by reference to the full text of the Investor Rights Agreement, a copy of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

In connection with the transactions discussed above, DIRECTV Group recorded a pre-tax charge of $190.6 million in “Asset impairment charges” in the Consolidated Statements of Operations in the fourth quarter of 2004 to write down the Company’s long-lived assets to their fair values based on the agreed upon sales value.  Reference is made to the DIRECTV Group Annual Report on Form 10-K for the fiscal year ended December 31, 2004.  DIRECTV Group incurred an additional pre-tax asset impairment charge of $20.9 million  in the quarter ended March 31, 2005, which will be reported in the DIRECTV Group Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, which DIRECTV Group expects to file in early May 2005.  Including this charge and the previously reported charge, the total impairment charge related to this transaction was $211.5 million. The DIRECTV Group received total proceeds of $257.3 million, including cash of $245.7 million, which is net of closing adjustments, and the fair value of the SkyTerra common stock received of $11.6 million. The proceeds remain subject to adjustment based on a working capital calculation required by the Contribution Agreement. Under certain circumstances, the DIRECTV Group may be required to contribute a portion of the cash proceeds back to HNS LLC, which could also result in an additional impairment charge.

Also, as a result of these transactions, DIRECTV Group expects to record additional pension and severance related charges of up to $30 million in the remainder of 2005, and may incur further charges for post-closing adjustments that are not reasonably determinable at this time.

On April 25, 2005, the DIRECTV Group issued a press release announcing the consummation of the HNS Transactions. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

See Item 9.01 below for the pro forma effect of this disposition on the DIRECTV Group’s consolidated financial statements.

This filing contains certain statements that we believe are, or may be considered to be, “forward-looking statements” within the meaning of various provisions of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by the use of statements that include words such as “believe,” “expect,” “anticipate,” “estimate” or other similar words or phrases. Similarly, statements related to future events also are forward-looking statements. All of these forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These various factors include the uncertainty inherent in the business operations of HNS LLC and other factors.

Item 9.01  Financial Statements and Exhibits

(b)    Pro Forma financial information.

Unaudited Pro Forma Condensed Financial Statements:

Unaudited Pro Forma Condensed Statement of Continuing Operations for the Year Ended December 31, 2004

Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2004

Notes to Unaudited Pro Forma Condensed Financial Statements

(c)    Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Limited Liability Company Agreement of Hughes Network Systems, LLC entered into as of April 22, 2005 by and between Hughes Network Systems, Inc. and SkyTerra Communications, Inc.
10.2

Contribution and Membership Interest Purchase Agreement dated as of December 3, 2004, by and among The DIRECTV Group, Inc., Hughes Network Systems, Inc., SkyTerra Communications, Inc. and Hughes Network Systems, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of The DIRECTV Group, Inc. filed on December 9, 2004).

10.3	Investor Rights Agreement dated as of April 22, 2005, by and among Hughes Network Systems, LLC, Hughes Network Systems, Inc. and SkyTerra Communications, Inc.
99.1	Press Release dated April 25, 2005.

THE DIRECTV GROUP, INC.

Unaudited Pro Forma Condensed Financial Statements

The following unaudited pro forma condensed financial statements have been derived from the audited historical consolidated financial statements of the DIRECTV Group to give effect to the DIRECTV Group’s disposition of a 50% interest in substantially all of the remaining net assets of the Company. On April 22, 2005, upon receipt of regulatory approval and completion of the required financing transactions, the DIRECTV Group completed the contribution of the Company’s net assets to HNS LLC and the sale of the 50% interest in HNS LLC to SkyTerra. As a result, the DIRECTV Group received total proceeds of $257.3 million, including cash of $245.7 million, which is net of closing adjustments, and the fair value of the SkyTerra common stock received of $11.6 million. The proceeds remain subject to adjustment based on a working capital calculation required by the Contribution Agreement. Under certain circumstances, the DIRECTV Group may be required to contribute a portion of the cash proceeds back to HNS LLC, which could also result in an additional impairment charge.

In connection with the transactions discussed above, DIRECTV Group recorded a pre-tax charge of $190.6 million in “Asset impairment charges” in the Consolidated Statements of Operations in the fourth quarter of 2004 to write down the Company’s long-lived assets to their fair values based on the agreed upon sales value.  Reference is made to the DIRECTV Group Annual Report on Form 10-K for the fiscal year ended December 31, 2004.  DIRECTV Group incurred an additional pre-tax asset impairment charge of $20.9 million  in the quarter ended March 31, 2005, which will be reported in the DIRECTV Group Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, which DIRECTV Group expects to file in early May 2005.  Including this charge and the previously reported charge, the total impairment charge related to this transaction was $211.5 million.

The unaudited pro forma condensed statement of continuing operations reflects adjustments as if the disposition had taken place on January 1, 2004. The unaudited pro forma condensed balance sheet reflects adjustments as if the disposition had occurred on December 31, 2004. The pro forma adjustments described in the accompanying notes are based on various assumptions that the Company’s management believes are reasonable in the circumstances.

The unaudited pro forma condensed  financial statements, including the notes thereto, should be read in conjunction with the audited consolidated financial statements of the DIRECTV Group included in its Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC on March 1, 2005 and Current Reports on Form 8-K filed by the DIRECTV Group through the date of this report.

THE DIRECTV GROUP, INC.

Unaudited Pro Forma Condensed

Statement of Continuing Operations

For the Year Ended December 31, 2004

	Historical DTVG	Historical HNS		Consolidating & Eliminating Adjustments	Pro Forma Adjustments			Pro Forma DTVG
	(Dollars in Millions, Except Per Share Amounts)
Revenues	$11,360.0	$(1,099.1)		$127.7	(c)			$10,388.6
Operating Costs and Expenses, exclusive of depreciation andamortization expenses shown separately below
Broadcast programming and other costs of sale	4,996.5	(901.6)		131.6	(c)			4,226.5
Subscriber service expenses	779.9							779.9
Subscriber acquisition costs:
Third party customer acquisitions	2,009.8							2,009.8
Direct customer acquisitions	694.0							694.0
Upgrade and retention costs	1,002.4							1,002.4
Broadcast operations expenses	196.7							196.7
General and administrative expenses	1,268.9	(223.7)						1,045.2
Asset impairment charges	1,693.2	(1,656.7)						36.5
Depreciation and amortization	838.0	(95.6)						742.4
Total Operating Costs and Expenses	13,479.4	(2,877.6)		131.6				10,733.4
Operating Loss	(2,119.4)	1,778.5		(3.9)				(344.8)
Interest income	50.6	(1.6)						49.0
Interest expense	(131.9)	9.7		(85.4	)(c)			(207.6)
Reorganization income	43.0							43.0
Other, net	397.6	(2.1)				$(55.0	)(a)	340.5
Loss From Continuing Operations Before Income Taxes, Minority Interests and Cumulative Effect of Accounting Change	(1,760.1)	1,784.5		(89.3)		(55.0)		(119.9)
Income tax benefit	690.6	(687.5	)(b)	34.3		21.1		58.5
Minority interests in net losses of subsidiaries	13.1	0.1						13.2
Loss from continuing operations before cumulative effect of accounting change	$(1,056.4)	$1,097.1			$(55.0)	$(33.9)		$(48.2)
Basic and Diluted Loss Per Common Share
Loss from continuing operations before cumulative effect of accounting change	$(0.77)							$(0.03)
Weighted average number of common shares outstanding (in millions) — Basic and Diluted	1,384.8							1,384.8

The accompanying notes are an integral part of the unaudited pro forma condensed financial statements. References in the table above are to the corresponding letter in Note 2: Pro Forma Adjustments.

THE DIRECTV GROUP, INC.

Unaudited Pro Forma Condensed

 Balance Sheet

As of December 31, 2004

	Historical DTVG	Pro Forma Adjustments		Pro Forma DTVG
ASSETS	(Dollars in Millions )
Current Assets
Cash and cash equivalents	$2,830.0	$220.5	(d)	$3,050.5
Accounts and notes receivable	918.6			918.6
Inventories, net	124.4			124.4
Prepaid expenses and other	377.0			377.0
Assets of business held for sale	521.1	(521.1	)(e)	—
Total Current Assets	4,771.1	(300.6)		4,470.5
Satellites, net	1,560.4			1,560.4
Property, net	1,135.1			1,135.1
Goodwill, net	3,044.1			3,044.1
Intangible Assets, net	2,227.1			2,227.1
Investments and Other Assets	1,586.6	60.0	(f)	1,646.6
Total Assets	$14,324.4	$(240.6)		$14,083.8
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,290.9			$1,290.9
Deferred revenues	261.5			261.5
Short-term borrowings and current portion of long-term debt	19.8			19.8
Accrued liabilities and other	881.7			881.7
Liabilities of business held for sale	240.6	$(240.6	)(e)	—
Total Current Liabilities	2,694.5	(240.6)		2,453.9
Long-Term Debt	2,409.5			2,409.5
Other Liabilities and Deferred Credits	1,665.4			1,665.4
Minority Interests	47.9			47.9
Stockholders’ Equity	7,507.1			7,507.1
Total Liabilities and Stockholders’ Equity	$14,324.4	$(240.6)		$14,083.8

The accompanying notes are an integral part of the unaudited pro forma condensed financial statements. References in the table above are to the corresponding letter in Note 2: Pro Forma Adjustments.

THE DIRECTV GROUP, INC.

Notes to Unaudited Pro Forma Condensed

Financial Statements

1: Basis of Presentation

The following unaudited pro forma condensed financial statements have been derived from the audited historical consolidated financial statements of the DIRECTV Group to give effect to the DIRECTV Group’s disposition of a 50% interest in substantially all of the remaining net assets of the Company. On April 22, 2005, upon receipt of regulatory approval and completion of the required financing transactions, the DIRECTV Group completed the contribution of the Company’s net assets to HNS LLC and the sale of the 50% interest in HNS LLC to SkyTerra.  As a result, the DIRECTV Group received total proceeds of $257.3 million, including cash of $245.7 million, which is net of closing adjustments, and the fair value of the SkyTerra common stock received of $11.6 million. The proceeds remain subject to adjustment based on a working capital calculation required by the Contribution Agreement. Under certain circumstances, the DIRECTV Group may be required to contribute a portion of the cash proceeds back to HNS LLC, which could also result in an additional impairment charge.

The unaudited pro forma condensed statement of continuing operations reflects adjustments as if the disposition had taken place on January 1, 2004. The unaudited pro forma condensed balance sheet reflects adjustments as if the disposition had occurred on December 31, 2004. The pro forma adjustments described in the accompanying notes are based on various assumptions that the DIRECTV Group’s management believes are reasonable in the circumstances.

The unaudited condensed  financial statements do not purport to present the financial position or results of operations of the DIRECTV Group had the transaction and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The unaudited pro forma condensed financial statements, including the notes thereto, should be read in conjunction with the audited consolidated financial statements of the DIRECTV Group included in its Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC on March 1, 2005 and Current Reports on Form 8-K filed by the DIRECTV Group through the date of this report.

2: Pro Forma Adjustments

The following adjustments, which are set forth in millions, give pro forma effect to the HNS Transactions:

a.   To record the DIRECTV Group’s 50% interest in the net loss of the Company for the year ended December 31, 2004, up to the amount of the DIRECTV Group’s investment in the Company.

b.  The Company joins with the DIRECTV Group in filing a consolidated income tax return. The income tax benefit related to the Company has been estimated using an effective tax rate of 38.5%.

c.   To reverse the effect of consolidating and eliminating entries recorded in consolidation relating to intercompany transactions between the Company and other consolidated subsidiaries of the DIRECTV Group.

d.   To record the cash proceeds received for the sale of the DIRECTV Group’s 50% interest in HNS LLC as if the transaction closed on December 31, 2004. Cash proceeds are net of an estimated closing adjustment based on the Company’s working capital on that date.

e.   To eliminate the assets and liabilities related to the Company, which were classified as “Assets of business held for sale” and “Liabilities of business held for sale” as of December 31, 2004.

f.   To reflect the investment related to the DIRECTV Group’s retained 50% interest in HNS LLC and the 300,000 shares of SkyTerra common stock received as part of the HNS Transactions.

SIGNATURE

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

THE DIRECTV GROUP, INC.

Date: April 28, 2005	By:	/s/ Larry D. Hunter
Larry D. Hunter
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Limited Liability Company Agreement of Hughes Network Systems, LLC entered into as of April 22, 2005 by and between Hughes Network Systems, Inc. and SkyTerra Communications, Inc.
10.2

Contribution and Membership Interest Purchase Agreement dated as of December 3, 2004, by and among The DIRECTV Group, Inc., Hughes Network Systems, Inc., SkyTerra Communications, Inc. and Hughes Network Systems, LLC. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of The DIRECTV Group, Inc. filed on December 9, 2004).

10.3	Investor Rights Agreement dated as of April 22, 2005, by and among Hughes Network Systems, LLC, Hughes Network Systems, Inc. and SkyTerra Communications, Inc.
99.1	Press Release dated April 25, 2005.